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                                                                   EXHIBIT 10.18

                       FIRST AMENDMENT TO CREDIT AGREEMENT

       This FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT"), dated as of July 2, 2004, among Merisant Company, a Delaware corporation (the "BORROWER"), Merisant Worldwide, Inc., a Delaware corporation, formerly known as Tabletop Holdings, Inc. ("HOLDINGS"), each of the Requisite Lenders listed on the signature page hereto and Credit Suisse First Boston, as agent for the Lenders and Issuers (in such capacity, the "ADMINISTRATIVE AGENT").

                                    RECITALS

       A. The Borrower, Holdings, the Lenders, the Issuers, the Administrative Agent, Credit Suisse First Boston, as sole arranger and book manager, Wachovia Bank National Association, as syndication agent, and Bank One, NA and Fortis Capital Corp., as co-documentation agent are parties to that certain Credit Agreement, dated as of July 11, 2003 (as heretofore amended or otherwise modified, the "CREDIT AGREEMENT").

       B. The Borrower and Holdings have requested the deletion of the requirements under the Credit Agreement for the Borrower and Holdings to furnish certain legal opinions in connection with the SwissCo Intercompany Note.

       C. The Borrower, Holdings, the Requisite Lenders and the Administrative Agent have agreed to enter into this Amendment in accordance with
Section 9.1(a) of the Credit Agreement to amend and modify the Credit Agreement to reflect the changes described above.

       NOW, THEREFORE, in consideration of the premises and the respective representations, warranties, covenants and agreements set forth in this Amendment, and intending to be legally bound, the parties hereto agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

       1.1.   DEFINED TERMS.

       (a) Capitalized terms that are defined in this Amendment shall have the meanings ascribed in this Amendment to such terms. All other capitalized terms shall have the meanings ascribed to such terms in the Credit Agreement as amended by this Amendment. Unless the context of this Amendment clearly requires otherwise, references to the plural include the singular; references to the singular include the plural; the words "include," "includes," and "including" will be deemed to be followed by "without limitation"; and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or". The principles of interpretation set forth in Section 1.4 of the Credit Agreement shall apply to the provisions of this Amendment.

       (b) Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference contained in the Credit Agreement, each reference to "this Agreement", "the Credit Agreement" and each other similar reference contained in the Credit Agreement and each reference contained in this Amendment to the "Credit Agreement" shall on and after the Amendment Effective Date refer to the Credit Agreement as amended by this Amendment. Any

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notices, requests, certificates and other instruments executed and delivered on or after the Amendment Effective Date may refer to the Credit Agreement without making specific reference to this Amendment but nevertheless all such references shall mean the Credit Agreement as amended by this Amendment unless the context otherwise requires. This Amendment constitutes a "Loan Document" as defined in the Credit Agreement.

                                    ARTICLE 2
                                   AMENDMENTS

       2.1. AMENDMENT TO THE CREDIT AGREEMENT. Section 6.16 of the Credit Agreement is hereby amended by amending and restating the last sentence thereof in its entirety to read as follows: "Each of the Borrower and Holdings will not, and will not permit any of its Subsidiaries to, directly or indirectly, fail to, no later than the date 360 days after the Closing Date, record the SwissCo 2 Note Security Agreement Amendment, the SwissCo 2 Note Security Agreement or such other documents or take such other actions as shall be necessary such that, at all times from and after the date 360 days after the Closing Date, in the case of any Lien on any Foreign Trademark granted by SwissCo 2 to the Borrower under the SwissCo 2 Note Original Security Agreement that was perfected under the Requirements of Law of any Foreign Trademarks Applicable Jurisdictions applicable to such Foreign Trademark immediately prior to the Closing Date, the Lien granted by SwissCo 2 to the Borrower under the SwissCo 2 Note Security Agreement in such Foreign Trademark shall continue to be perfected under the Requirements of Law of such jurisdiction." The Requisite Lenders further hereby waive any Default or Event of Default caused solely and directly by the failure of Holdings or the Borrowers to comply with subparagraph (ii) of the second sentence of Section 6.16 of the Credit Agreement as in effect immediately prior to the Amendment Effective Date.

       2.2. EFFECTIVENESS. This Amendment shall become effective as of the first date (the "AMENDMENT EFFECTIVE DATE") on which each of the following conditions is satisfied:

       (a) there shall have been delivered to the Administrative Agent in accordance with Section 4.5 counterparts of this Amendment executed by each of the Administrative Agent, the Requisite Lenders, the Borrower and MWI; and

       (b) the Administrative Agent shall have received all accrued and unpaid costs and expenses (including legal fees and expenses) required to be paid pursuant hereto or the Credit Agreement on or prior to the Amendment Effective Date.

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

       3.1. REPRESENTATIONS AND WARRANTIES. To induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower and Holdings, jointly and severally, represents and warrants to the Administrative Agent, each Issuer and each Lender that:

       (a) The representations and warranties of each of the Borrower and Holdings in Article IV of the Credit Agreement are on the date of execution and delivery of this Amendment, and will be on the Amendment Effective Date, true, correct and complete in all material respects

                                        2
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with the same effect as though made on and as of such respective date (or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date).

       (b) Each of the Borrower and Holdings is in compliance in all material respects with all the terms and provisions set forth in the Credit Agreement and in each other Loan Document on its part to be observed or performed; and no Default or Event of Default has occurred and is continuing.

       (c) The execution, delivery and performance by the Borrower and Holdings of this Amendment:

              (i)    are within such Person's  corporate powers;

              (ii) have been duly authorized by all necessary corporate or other entity action, including the consent of the holders of its equity interests where required;

              (iii) do not and will not (A) contravene the certificate of incorporation or by-laws of such Person, (B) violate any other applicable requirement of law applicable to such Person or any order or decree of any governmental authority or arbitrator applicable to such Person, (C) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any contractual obligation of such Person or any of its Subsidiaries, or (D) result in the creation or imposition of any Lien upon any of the property of such Person or any of its Subsidiaries other than those Liens permitted by the Loan Documents; and

              (iv) do not and will not require the consent of, authorization by, approval of, notice to, or filing or registration with, any governmental authority or any other person, other than those which prior to the Amendment Effective Date will have been obtained or made and copies of which prior to the Amendment Effective Date will have been delivered to the Administrative Agent and each of which on the Amendment Effective Date will be in full force and effect.

       (d) This Amendment has been duly executed and delivered by the Borrower and Holdings. Each of this Amendment and the Credit Agreement constitutes the legal, valid and binding obligation of the Borrower and Holdings, enforceable against such Person in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

       (e) The representations and warranties of the Borrower and Holdings in clauses (b) through (c) of this Section 3.1 will be on the Amendment Effective Date true, correct and complete with the same effect as though made on and as of the Amendment Effective Date.

       3.2. SURVIVAL. The representations and warranties in Section 3.1 shall survive the execution and delivery of this Amendment and the Amendment Effective Date.

                                        3
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                                    ARTICLE 4
                                  MISCELLANEOUS

       4.1. NO OTHER AMENDMENTS; RESERVATION OF RIGHTS; NO WAIVER. Other than as otherwise expressly provided herein, this Amendment shall not be deemed to operate as an amendment or waiver of, or to prejudice, any right, power, privilege or remedy of any Secured Party under the Credit Agreement or any other Loan Document, nor shall the entering into of this Amendment preclude any Secured Party from refusing to enter into any further amendments with respect to the Credit Agreement or any other Loan Document. This Amendment shall not constitute a waiver of compliance (i) with any covenant or other provision in the Credit Agreement or any other Loan Document or (ii) of the occurrence or continuance of any present or future Default or Event of Default.

       4.2. RATIFICATION AND CONFIRMATION. Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain unchanged and in full force and effect without interruption or impairment of any kind.

       4.3. GOVERNING LAW. This Amendment will be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law principles.

       4.4. HEADINGS. The article and section headings contained in this Amendment are inserted for convenience only and will not affect in any way the meaning or interpretation of this Amendment.

       4.5. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Amendment may be delivered by exchange of copies of the signature page by facsimile transmission.

       4.6. SEVERABILITY. The provisions of this Amendment will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Amendment, as applied to any party or to any circumstance, is judicially determined not to be enforceable in accordance with its terms, the parties agree that the court judicially making such determination may modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its modified form, such provision will then be enforceable and will be enforced.

       4.7. AMENDMENT. This Amendment may not be amended or modified except in the manner specified for an amendment of or modification to the Credit Agreement in Section 9.1 of the Credit Agreement.

       4.8. COSTS; EXPENSES. Regardless of whether the transactions contemplated by this Amendment are consummated, the Borrower and Holdings, jointly and severally, agree to pay to the Administrative Agent on demand all reasonable out-of-pocket costs and expenses of the

                                        4
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Administrative Agent incurred in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of legal counsel to the Administrative Agent.

       4.9. ASSIGNMENT; BINDING EFFECT. No party may assign either this Amendment or any of its rights, interests or obligations hereunder except in the manner specified for an assignment in respect of the Credit Agreement in Section
9.2 of the Credit Agreement. All of the terms, agreements, covenants, representations, warranties and conditions of this Amendment are binding upon, and inure to the benefit of and are enforceable by, the parties and their respective successors and permitted assigns.

       4.10. ENTIRE AGREEMENT. The Credit Agreement as amended by this Amendment, together with the Exhibits and Schedules thereto that are delivered pursuant thereto, constitutes the entire agreement and understanding of the parties in respect of the subject matter of the Credit Agreement as amended by this Amendment and supersedes all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter of the Credit Agreement as amended by this Amendment.

                            [SIGNATURE PAGE FOLLOWS]

                                        5
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       IN WITNESS WHEREOF, the parties have executed this Amendment, or caused this Amendment to be executed by their authorized representatives, as of the date stated in the introductory paragraph of this Amendment.


                              MERISANT COMPANY
                              MERISANT WORLDWIDE, INC.,
                              f/k/a Tabletop Holdings, Inc.


                              By:   /s/ Etienne J. Veber
                                 --------------------------------
                              Name:     Etienne J. Veber
                                   -------------------------------
                              Title:    Chief Executive Officer
                                    ------------------------------


                              CREDIT SUISSE FIRST BOSTON,
                              as Administrative Agent and as a Lender


                              By:   /s/ S. William Fox
                                 ---------------------------------
                              Name:     S. William Fox
                                   -------------------------------
                              Title:    Director
                                    ------------------------------


                              By:   /s/ Illegible
                                 ---------------------------------
                              Name:     Illegible
                                   -------------------------------
                              Title:    Director
                                    ------------------------------


                              BANK ONE, N.A.

                              By:   /s/ Michael B. Kelly
                                 ---------------------------------
                              Name:     Michael B. Kelly
                                   -------------------------------
                              Title:    Associate Director
                                    ------------------------------

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                              OLYMPIC CLOI

                              By:   /s/ John M. Casparian
                                 ---------------------------------
                              Name:     John M. Casparian
                                   -------------------------------
                              Title:    Chief Operating Officer,
                                    ------------------------------
                                    Centre Pacific LLC, Manager
                                    ------------------------------


                              SEMINOLE FUNDING LLC

                              By:   /s/ Diana M. Himes
                                 ---------------------------------
                              Name:     Diana M. Himes
                                   -------------------------------
                              Title:    Assistant Vice President
                                    ------------------------------


                              RIVIERA FUNDING LLC


                              By:   /s/ Kelly W. Warnement
                                 ---------------------------------
                              Name:     Kelly W. Warnement
                                   -------------------------------
                              Title:    Vice President
                                    ------------------------------


                              MAPLEWOOD (CAYMAN) LIMITED
                              By: Babson Capital Management LLC under
                              delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager


                              By:   /s/ MaryAnn Spencer
                                 ---------------------------------
                              Name:     MaryAnn Spencer
                                   -------------------------------
                              Title:    Managing Director
                                    ------------------------------

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                              MASSACHUSETTS MUTUAL LIFE
                              INSURANCE COMPANY
                              By: Babson Capital Management LLC as
                              Investment Adviser


                              By:   /s/ MaryAnn Spencer
                                 ---------------------------------
                              Name:     MaryAnn Spencer
                                   -------------------------------
                              Title:    Managing Director
                                    ------------------------------


                              NEWTON CDO LTD
                              By: Babson Capital Management LLC as
                              Investment Manager


                              By:   /s/ MaryAnn Spencer
                                 ---------------------------------
                              Name:     MaryAnn Spencer
                                   -------------------------------
                              Title:    Managing Director
                                    ------------------------------


                              FOREST CREEK CLO, Ltd.
                              By: Deerfield Capital Management LLC as its
                              Collateral Manager


                              By:   /s/ Dan Hattori
                                 ---------------------------------
                              Name:     Dan Hattori
                                   -------------------------------
                              Title:    Senior Vice President
                                    ------------------------------


                              LONG GROVE CLO, Limited
                              By: Deerfield Capital Management LLC as its
                              Collateral Manager


                              By:   /s/ Dan Hattori
                                 ---------------------------------
                              Name:     Dan Hattori
                                   -------------------------------
                              Title:    Senior Vice President
                                    ------------------------------

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                              MUIRFIELD TRADING LLC


                              By:   /s/ Kelly W. Warnement
                                 ---------------------------------
                              Name:     Kelly W. Warnement
                                   -------------------------------
                              Title:    Vice President
                                    ------------------------------


                              ROSEMONT CLO, Ltd.
                              By: Deerfield Capital Management LLC as its
                              Collateral Manager


                              By:   /s/ Dan Hattori
                                 ---------------------------------
                              Name:     Dan Hattori
                                   -------------------------------
                              Title:    Senior Vice President
                                    ------------------------------


                              SEQUILS-Cumberland I, Ltd.
                              By: Deerfield Capital Management LLC as its
                              Collateral Manager


                              By:   /s/ Dan Hattori
                                 ---------------------------------
                              Name:     Dan Hattori
                                   -------------------------------
                              Title:    Senior Vice President


                              BIG SKY SENIOR LOAN FUND, LTD.
                              By: Eaton Vance Management as
                              Investment Advisor


                              By:   /s/ Scott H. Page
                                 ---------------------------------
                              Name:     Scott H. Page
                                   -------------------------------
                              Title:    Vice President
                                    ------------------------------

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                              COSTANTINUS EATON VANCE CDO V, LTD.
                              By: Eaton Vance Management as
                              Investment Advisor


                              By:   /s/ Scott H. Page
                                 ---------------------------------
                              Name:     Scott H. Page
                                   -------------------------------
                              Title:    Vice President
                                    ------------------------------


                              EATON VANCE CDO III, LTD.
                              By: Eaton Vance Management as
                              Investment Advisor


                              By:   /s/ Scott H. Page
                                 ---------------------------------
                              Name:     Scott H. Page
                                   -------------------------------
                              Title:    Vice President
                                    ------------------------------


                              EATON VANCE CDO VI LTD.
                              By: Eaton Vance Management as
                              Investment Advisor


                              By:   /s/ Scott H. Page
                                 ---------------------------------
                              Name:     Scott H. Page
                                   -------------------------------
                              Title:    Vice President
                                    ------------------------------


                              EATON VANCE INSTITUTIONAL
                              SENIOR LOAN FUND
                              By: Eaton Vance Management as
                              Investment Advisor


                              By:   /s/ Scott H. Page
                                 ---------------------------------
                              Name:     Scott H. Page
                                   -------------------------------
                              Title:    Vice President
                                    ------------------------------

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                              EATON VANCE
                              LIMITED DURATION INCOME FUND
                              By: Eaton Vance Management as
                              Investment Advisor


                              By:   /s/ Scott H. Page
                                 ---------------------------------
                              Name:     Scott H. Page
                                   -------------------------------
                              Title:    Vice President
                                    ------------------------------


                              EATON VANCE SENIOR
                              FLOATING RATE TRUST
                              By: Eaton Vance Management as
                              Investment Advisor


                              By:   /s/ Scott H. Page
                                 ---------------------------------
                              Name:     Scott H. Page
                                   -------------------------------
                              Title:    Vice President
                                    ------------------------------


                              EATON VANCE SENIOR INCOME TRUST
                              By: Eaton Vance Management as
                              Investment Advisor


                              By:   /s/ Scott H. Page
                                 ---------------------------------
                              Name:     Scott H. Page
                                   -------------------------------
                              Title:    Vice President
                                    ------------------------------

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                              EATON VANCE VT FLOATING-RATE
                              INCOME FUND
                              By: Eaton Vance Management as
                              Investment Advisor


                              By:   /s/ Scott H. Page
                                 ---------------------------------
                              Name:     Scott H. Page
                                   -------------------------------
                              Title:    Vice President
                                    ------------------------------


                              GRAYSON & CO
                              By: Boston Management and Research as
                              Investment Advisor


                              By:   /s/ Scott H. Page
                                 ---------------------------------
                              Name:     Scott H. Page
                                   -------------------------------
                              Title:    Vice President
                                    ------------------------------


                              SENIOR DEBT PORTFOLIO
                              By: Boston Management and Research as
                              Investment Advisor


                              By:   /s/ Scott H. Page
                                 ---------------------------------
                              Name:     Scott H. Page
                                   -------------------------------
                              Title:    Vice President
                                    ------------------------------


                              TOLLI & CO.
                              By: Eaton Vance Management as
                              Investment Advisor


                              By:   /s/ Scott H. Page
                                 ---------------------------------
                              Name:     Scott H. Page
                                   -------------------------------
                              Title:    Vice President
                                    ------------------------------

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                              FLAGSHIP CLO II
                              By: Flagship Capital Management, Inc.


                              By:   /s/ Eric S. Meyer
                                 ---------------------------------
                              Name:     Eric S. Meyer
                                   -------------------------------
                              Title:    Director
                                    ------------------------------


                              FLAGSHIP CLO 2001 - 1
                              By: Flagship Capital Management, Inc.


                              By:   /s/ Eric S. Meyer
                                 ---------------------------------
                              Name:     Eric S. Meyer
                                   -------------------------------
                              Title:    Director
                                    ------------------------------


                              GENERAL ELECTRIC CAPITAL CORPORATION

                              By:   /s/ Karl Kieffer
                                 ---------------------------------
                              Name:     Karl Kieffer
                                   -------------------------------
                              Title:    Duly Authorized Signatory
                                    -----------------------------


                              GSC EUROPEAN CDO I S.A.

                              By:   /s/ Hugo Neuman
                                 ---------------------------------
                              Name:     Hugo Neuman
                                   -------------------------------
                              Title:    Director
                                    ------------------------------


                              HSH NORDBANK AG NEW YORK BRANCH

                              By:   /s/ Klaus Bernhart
                                 ---------------------------------
                              Name:     Klaus Bernhart
                                   -------------------------------
                              Title:    General Manager
                                    ------------------------------

                              By:   /s/ Roland Kiser
                                 ---------------------------------
                              Name:     Roland Kiser
                                   -------------------------------
                              Title:    General Manager
                                    ------------------------------

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                              BLUE SQUARE FUNDING LIMITED SERIES 3

                              By:      /s/ Deborah O'Keeffe
                                 ---------------------------------
                              Name:       Deborah O'Keeffe
                                   -------------------------------
                              Title:      Vice President
                                    ------------------------------


                              COLUMBIA FLOATING RATE ADVANTAGE
                              FUND
                              By: Highland Capital Management, L.P., its
                              Investment Advisor

                              By:   /s/ Todd Travers
                                 ---------------------------------
                              Name:     Todd Travers
                                   -------------------------------
                              Title:    Senior Portfolio Manager
                                    ------------------------------
                              Highland Capital Management, L.P.
                              ------------------------------------


                              COLUMBIA FLOATING RATE LIMITED
                              LIABILITY COMPANY
                              By: Highland Capital Management, L.P., its
                              Investment Advisor

                              By:   /s/ Todd Travers
                                 ---------------------------------
                              Name:     Todd Travers
                                   -------------------------------
                              Title:    Senior Portfolio Manager
                                    ------------------------------
                              Highland Capital Management, L.P.
                              ------------------------------------


                              ELF FUNDING TRUST I
                              By: Highland Capital Management, L.P., as
                              Collateral Manager

                              By:   /s/ Todd Travers
                                 ---------------------------------
                              Name:     Todd Travers
                                   -------------------------------
                              Title:    Senior Portfolio Manager
                                    ------------------------------
                              Highland Capital Management, L.P.
                              ------------------------------------

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                              EMERALD ORHARD LIMITED


                              By:   /s/ Michelle Manning
                                 ---------------------------------
                              Name:     Michelle Manning
                                   -------------------------------
                              Title:    Attorney in Fact
                                    ------------------------------


                              APEX (IDM) CDO I, LTD
                              ELC (CAYMAN) LTD. 1999-II
                              ELC (CAYMAN) LTD. 1999-III
                              ELC (CAYMAN) LTD. 2000-I
                              TRYON CLO LTD. 2000-I
                              By: Babson Capital Management LLC as
                              Collateral Manager


                              By:   /s/ MaryAnn Spencer
                                 ---------------------------------
                              Name:     MaryAnn Spencer
                                   -------------------------------
                              Title:    Managing Director
                                    ------------------------------


                              SUFFIELD CLO, LIMITED
                              By: Babson Capital Management LLC as
                              Collateral Manager


                              By:   /s/ MaryAnn Spencer
                                 ---------------------------------
                              Name:     MaryAnn Spencer
                                   -------------------------------
                              Title:    Managing Director
                                    ------------------------------

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                              AERIES FINANCE-II, LTD.
                              By: Patriarch Partners X, LLC, its
                              Managing Agent


                              By:   /s/ Lynn Tilton
                                 ---------------------------------
                              Name:     Lynn Tilton
                                   -------------------------------
                              Title:    Manager
                                    ------------------------------


                              AMARA-1 FINANCE LTD.
                              By: Patriarch Partners XI, LLC, its
                              Managing Agent


                              By:   /s/ Lynn Tilton
                                 ---------------------------------
                              Name:     Lynn Tilton
                                   -------------------------------
                              Title:    Manager
                                    ------------------------------


                              AMARA-2 FINANCE LTD.
                              By: Patriarch Partners XII, LLC, its
                              Managing Agent


                              By:   /s/ Lynn Tilton
                                 ---------------------------------
                              Name:     Lynn Tilton
                                   -------------------------------
                              Title:    Manager
                                    ------------------------------


                              OASIS COLLATERALIZED HIGH INCOME
                              PORTFOLIOS-1, LTD.
                              By: Patriarch Partners XIII, LLC, its
                              Managing Agent


                              By:   /s/ Lynn Tilton
                                 ---------------------------------
                              Name:     Lynn Tilton
                                   -------------------------------
                              Title:    Manager
                                    ------------------------------

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                              PILGRIM CLO 1999-1 LTD.
                              By: ING Investments, LLC as its
                              Investment Manager

                              By:   /s/ Jason Groom
                                 ---------------------------------
                              Name:     Jason Groom
                                   -------------------------------
                              Title:    Vice President
                                    ------------------------------


                              SRF 2000, INC.


                              By:   /s/ Kelly W. Warnement
                                 ---------------------------------
                              Name:     Kelly W. Warnement
                                   -------------------------------
                              Title:    Vice President
                                    ------------------------------


                              TORONTO DOMINION (NEW YORK), INC.


                              By:   /s/ Michelle Manning
                                 ---------------------------------
                              Name:     Michelle Manning
                                   -------------------------------
                              Title:    Vice President
                                    ------------------------------


                              VAN KAMPEN SENIOR INCOME TRUST
                              By: Van Kampen Investment Advisory Corp.

                              By:   /s/ Brad Langs
                                 ---------------------------------
                              Name:     Brad Langs
                                   -------------------------------
                              Title:    Executive Director
                                    ------------------------------